PNC BANK

TEXAS INSTRUMENTS

Walgreens

ARCT

American Realty Capital Trust
ARCT / NASDAQ

American Realty Capital Trust, Inc.

QUARTERLY SUPPLEMENTAL INFORMATION

Second Quarter 2012

LOWE'S

CHASE

TOPEKA, KS
DISTRIBUTION CENTER
THE HOME DEPOT
TRUCK ENTRANCE
AUTO PARKING
5200 WENGER RD.

CVS/pharmacy

SUPER STOP & SHOP
Fish Market

American Realty Capital Trust, Inc.

Quarterly Supplemental Information

Second Quarter 2012

Table of Contents

Introductory Notes	3

Company Information	4

Summary of Financial Highlights	6

Selected Financial Information	7

Consolidated Balance Sheets	8

Consolidated Statements of Operations	9

Funds from Operations and Adjusted Funds from Operations	10

Adjusted First Quarter and Six Months Operating Detail	11

2012 Actual to Guidance Comparison	12

2012 and 2013 Earnings Guidance and Summary	13

Dividends Summary	14

Financial and Operational Statistics and Ratios	15

Debt Summary	16

Mortgage Notes Payable	17

Summary Debt Covenants	18

Portfolio Profile	19

Lease Expirations	20

Tenant Diversification	21

Tenant Industry Diversification	22

Property Geographic Diversification	24

Property Age	25

Definitions	26

American Realty Capital Trust, Inc.

Introductory Notes

The data and other information described in this Quarterly Supplement are as of the date this Supplement was filed or an earlier date where indicated. Future performance may not be consistent with past performance, and is subject to change with inherent risks and uncertainties.

This Supplement contains certain statements that are the Company’s and Management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward looking statements under Federal Securities laws. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve risks and uncertainties. The Company’s actual future results may differ significantly from the matters discussed in these forward-looking statements, and we may not release revisions to these forward-looking statements to reflect changes after we have made the statements. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K filed with the SEC as amended, the Company’s quarterly reports on Form 10-Q filed with the SEC, as well as Company press releases.

Definitions of specialized terms can be found at the end of this presentation on page 26.

3

American Realty Capital Trust, Inc.

Company Information

Company Profile

American Realty Capital Trust Inc. ("ARCT" or the "Company") is a real estate investment trust ("REIT") that acquires, owns and operates single tenant freestanding commercial properties. We are a publicly traded net-leased REIT that focuses exclusively on corporate, and principally investment grade, tenants. Our diversified real estate portfolio is comprised of mostly recently constructed, modern facilities, net-leased long-term, with primarily investment grade rated tenants. ARCT's primary goal is to provide durable, reliable income for our shareholders through the delivery of dependable monthly dividends.

We listed our common stock on The NASDAQ Global Select Market under the ticker symbol “ARCT” on March 1, 2012.

Company Mission

Our mission is to preserve and protect investors' capital while providing dependable, monthly income through a professionally managed investment strategy. Our management team adheres to a strict code of industry best practices designed to align the interests of management with those of the shareholders in pursuit of several investment objectives. These objectives include:

•	Generate predictable, durable income

•	Preserve capital

•	Create capital appreciation potential

•	Provide inflation protection

Investment Strategy

We place a premium on stability of cash flow for shareholders, and accordingly focus on long term net leases with corporate, and principally investment grade, tenants.  Currently, we do not have any significant lease expirations in our properties until 2018.  We currently plan that our focus will be on expanding our portfolio of high-quality, well located net leased properties diversified by tenant, industry and geography. We also plan to continue to focus on long leases, acquiring properties with lease durations of 10 years or more. We intend to pursue an investment strategy that maximizes cash flow and achieves sustainable long-term growth, in an effort to enhance total return for our shareholders.

•	Acquire high-quality single tenant, freestanding properties in strategic locations leased long term to high quality tenants
•	Manage the operating portfolio, including extending leases with existing tenants and re-leasing properties where a tenant may vacate
•	Lease any potentially vacant properties to industry-leading investment grade and other creditworthy tenants (currently the portfolio is 100% occupied)
•	Maximize cash flow through contractual rental growth and value-add expansion and repositioning of properties
•	Sell properties on a selective, profitable basis, thereby mitigating exposure to certain tenants and markets

4

American Realty Capital Trust, Inc.

Company Information

(Continued)

Senior Management	Board of Directors

William M. Kahane, Chief Executive Officer and President	Nicholas S. Schorsch, Chairman
Brian D. Jones, Executive Vice President, Chief Financial Officer and Treasurer	William M. Kahane, Director
Susan E. Manning, Chief Accounting Officer, and Secretary	Leslie D. Michelson, Lead Independent Director
Robert H. Burns, Independent Director
William G. Stanley, Independent Director

Corporate Offices and Contact Information

405 Park Avenue, 14th Floor

New York, NY 10022

646-937-6900

www.arctreit.com

Trading Symbol

ARCT

Stock Exchange Listing

NASDAQ Global Select Market

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

800-736-3001

(After August 1, 2012)

DST Systems, Inc.

430 W. 7th Street

Kansas City, MO 64105

866-771-2088

(Until July 31, 2012)

5

American Realty Capital Trust, Inc.

Summary of Financial Highlights

Second Quarter 2012

Second Quarter 2012 Operating Highlights (three months ended June 30, 2012 compared to the three months ended June 30, 2011)

•	Funds from operations: $30.7 million, or $0.193 per share, up from $6.2 million, or $0.055 per share.
•	Adjusted funds from operations: $30.4 million, or $0.191 per share, up from $17.2 million, or $0.153 per share.
•	Revenues: $45.6 million, up from $29.0 million.
•	Net operating income: $43.7 million, up from $28.1 million.
•	Net income attributable to stockholders: $4.3 million, or $0.03 per share, up from a loss of $9.5 million, or $0.09 per share.
•	Total dividends paid to stockholders: $27.7 million, or $0.70 per share on an annualized basis, compared to $16.7 million, or $0.70 per share on an annualized basis.

Mid-Year 2012 Operating Highlights (six months ended June 30, 2012 compared to the six months ended June 30, 2011)

•	Funds from operations: $61.6 million, or $0.382 per share, up from $11.4 million, or $0.125 per share.

•	Adjusted funds from operations: $61.5 million, or $0.381 per share up from $29.3 million or $0.316 per share.

•	Revenues: $91.3 million, up from $49.8 million.
•	Net operating income: $86.6 million, up from $48.7 million.
•	Net income attributable to stockholders: $9.9 million net income, or $0.06 per share, based on adjusted first quarter net income, or $23.8 million loss, or $0.14 per share, as reported, compared to a net loss of $14.0 million, or $0.16 per share.
•	Total dividends paid to stockholders: $61.4 million, or $0.70 per share on an annualized basis, compared to $27.8 million, or $0.70 per share on an annualized basis.

Second Quarter 2012 and Subsequent Property Portfolio Highlights

•	Portfolio occupancy: 100% physical and economic occupancy (no lease expirations in 2012 or 2013).
•	Investment grade tenancy: 74.6% (based on average annual rents), up from 71.1% at March 31, 2012.
•	Announced $64 million of new acquisitions: announced agreements to acquire $64 million of properties with an average capitalization rate of 8.66%, consistent with our net lease investment strategy, which would increase geographic diversification by one state and two new tenants
•	Acquisitions: completed acquisitions/expansions for a total purchase price of $12.9 million (as of June 30, 2012).

Second Quarter 2012 Capital Markets Activity

•	Completed self-tender: funded the modified “Dutch Auction” tender offer of 20.95 million shares of common stock on April 4, 2012, for cost of $220 million, reducing total shares outstanding to approximately 158.5 million shares.

•	Prepaid mortgage debt: funded prepayment of $161.2 million of secured mortgage debt on April 17, 2012, resulting in a net annual reduction in interest expense of $4.3 million.
•	Secured permanent term loan: secured $235 million permanent term loan led by Wells Fargo Securities, LLC on July 2, 2012, replacing $200 million interim term loan funded on April 16, 2012 by Wells Fargo Bank, N.A.
•	Increased revolving line of credit: increased revolving line of credit led by RBS Citizens Bank, N.A., from $220 million to $330 million on May 4, 2012.

•	Upgraded by two major national credit rating agencies: upgraded from ‘Ba3’ to ‘Ba2’ with a “stable” outlook by one major national rating agency on April 5, 2012, and upgraded to a ‘BB’ with a “stable” outlook on June 8, 2012 by another major rating agency as a result of the strengthening of our balance sheet.

•	Incorporated into various indices: Company’s common stock was included for the first time in over ten different market indices, broadening ARCT’s institutional stockholder base.

6

American Realty Capital Trust, Inc.

Selected Financial Information

(in 000’s except share and per share data)

	Q2 2012	Q2 2011	YE 2011	YE 2010

Total revenues	$45,648	$28,976	$129,120	$44,773
Net income (loss) attributable to stockholders	4,272	(9,517)	(25,076)	(9,833)
Net income (loss) attributable to stockholders per share, basic	0.03	(0.09)	(0.20)	(0.31)
Net income (loss) attributable to stockholders per share, fully diluted	0.03	(0.09)	(0.20)	(0.31)

Funds from operations (FFO)	30,736	6,204	43,067	10,372
FFO per weighted average share, basic	0.193	0.056	0.322	0.319
FFO per weighted average share, fully diluted (1)	0.193	0.055	0.318	0.305
Adjusted funds from operations (AFFO)	30,429	17,223	75,604	21,460
AFFO per weighted average share, basic	0.191	0.155	0.565	0.660
AFFO per weighted average share, fully diluted (1)	0.191	0.153	0.559	0.632

Listing, internalization and extinguishment of debt expenses	667	720	1,423	-
General and administrative expenses	3,030	562	4,168	1,299
Interest expense	10,078	8,769	35,950	18,109
Straight-line revenue adjustment	1,919	1,535	6,563	2,747

Dividends paid	27,732	16,703	86,597	20,729
Weighted average shares, basic	159,165,544	110,777,070	133,730,159	32,539,393
Weighted average shares, diluted	159,225,091	112,277,520	135,275,159	33,975,393

	Q2 2012	Q2 2011

Total real estate investments, at cost	$2,139,118	$1,629,387
Total assets	2,056,066	1,921,474
Total debt, excluding premiums and discounts	912,681	642,544
Total equity	1,115,595	1,241,118
Common shares outstanding	158,576,630	149,753,261

7

American Realty Capital Trust, Inc.

Consolidated Balance Sheets

(in 000’s)

	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011
ASSETS
Real estate investments, at cost:
Land	$328,448	$328,386	$325,458	$295,917	$274,658
Buildings, fixtures and improvements	1,537,166	1,535,192	1,528,962	1,319,801	1,155,088
Acquired intangible lease assets	273,504	273,164	271,751	227,397	199,641
Total real estate investments, at cost	2,139,118	2,136,742	2,126,171	1,843,115	1,629,387

Less: accumulated depreciation and amortization	(153,576)	(127,571)	(101,576)	(77,672)	(57,864)

Total real estate investments, net	1,985,542	2,009,171	2,024,595	1,765,443	1,571,523
Cash and cash equivalents	12,383	8,140	33,329	291,504	276,984
Investment securities, at fair value	19,207	18,544	17,275	2,708	-
Restricted cash	2,731	2,780	2,728	17,191	2,008
Investment in unconsolidated joint venture	-	11,014	11,201	11,385	11,575
Receivable from affiliate	-	-	-	6,806	-
Receivable for sale of common stock	-	-	-	-	27,233
Prepaid expenses and other assets	23,020	21,464	27,564	24,578	19,112
Deferred costs, net	13,183	13,312	13,883	13,549	13,039
Total assets	$2,056,066	$2,084,425	$2,130,575	$2,133,164	$1,921,474
LIABILITIES AND EQUITY
Revolving credit facility	$201,138	$-	$10,000	$-	$-
Notes payable	200,000	-	-	-	-
Mortgage notes payable	511,543	673,164	673,978	649,068	642,544
Mortgage discount and premium, net	815	643	679	716	753
Below-market lease liabilities, net	7,998	8,074	8,150	8,226	8,302
Derivatives, at fair value	162	8,125	8,602	9,065	5,117
Accounts payable and accrued expenses	11,966	14,160	11,706	26,572	11,798
Common stock to be repurchased, inclusive of accrued fees and expenses	-	228,972	-	-	-
Deferred rent and other liabilities	6,849	6,485	6,619	4,454	4,216
Dividends payable	-	-	10,637	10,206	7,626
Total liabilities	940,471	939,623	730,371	708,307	680,356

Preferred stock	-	-	-	-	-
Common stock	1,586	1,794	1,780	1,765	1,498
Additional paid-in capital	1,338,382	1,338,594	1,548,009	1,535,760	1,314,281
Accumulated other comprehensive income (loss)	1,429	736	(5,053)	(5,175)	(3,904)
Accumulated deficit	(241,159)	(217,691)	(166,265)	(129,443)	(92,934)
Total stockholders' equity	1,100,238	1,123,433	1,378,471	1,402,907	1,218,941
Non-controlling interests	15,357	21,369	21,733	21,950	22,177
Total equity	1,115,595	1,144,802	1,400,204	1,424,857	1,241,118
Total liabilities and equity	$2,056,066	$2,084,425	$2,130,575	$2,133,164	$1,921,474

8

American Realty Capital Trust, Inc.

Consolidated Statements of Operations

(in 000’s except per share data)

	Q2 2012	Q1 2012 (1)	Q4 2011	Q3 2011	Q2 2011
Revenues:
Rental income	$44,110	$44,080	$41,136	$34,943	$28,054
Operating expense reimbursements	1,538	1,534	1,956	1,252	922
Total revenues	45,648	45,614	43,092	36,195	28,976

Operating expenses:
Acquisition and transaction related	58	641	6,628	5,554	10,691
Property operating	1,993	2,689	2,631	1,542	911
Fees to affiliate	-	4,152	3,000	1,022	950
General and administrative	3,030	1,984	1,588	371	562
Equity based compensation	650	507	377	375	370
Depreciation and amortization	26,154	26,058	23,925	19,828	15,244
Listing and internalization	391	17,269	-	-	-
Total operating expenses	32,276	53,300	38,149	28,692	28,728
Operating income	13,372	(7,686)	4,943	7,503	248

Other income (expenses):
Interest expense	(10,078)	(9,857)	(10,229)	(10,167)	(8,769)
Extinguishment of debt	(276)	(6,626)	(703)	-	(720)
Equity in income of unconsolidated joint venture	14	22	25	22	25
Other income (loss), net	1,452	264	451	379	-
Unrealized gain (loss) on derivative instruments	(9)	(4,046)	427	(3,114)	6
Loss on disposition of property	-	-	-	-	-
Total other expenses, net	(8,897)	(20,243)	(10,029)	(12,880)	(9,458)
Net loss	4,475	(27,929)	(5,086)	(5,377)	(9,210)
Net income attributable to non-controlling interests	(203)	(144)	(292)	(284)	(307)
Net loss attributable to stockholders	$4,272	$(28,073)	$(5,378)	$(5,661)	$(9,517)
Net income (loss) per share, basic	$0.03	$(0.16)	$(0.03)	$(0.03)	$(0.09)
Net income (loss) per share, fully diluted	$0.03	$(0.16)	$(0.03)	$(0.03)	$(0.09)

(1) Note: After adjustments related to the Listing and Internalization net income attributable to stockholders for the three months ended March 31, 2012 was $5,601, or $0.03 per share. See page 11 for details.

9

American Realty Capital Trust, Inc.

Funds from Operations and Adjusted Funds from Operations

(in 000’s except share and per share data)

	Q2 2012	Adjusted Q1 2012 (2)	Q4 2011	Q3 2011	Q2 2011

Funds from operations (1):
Net loss attributable to stockholders	$4,272	$5,601	$(5,378)	$(5,661)	$(9,517)
Non-cash mark-to-market adjustments	9	(474)	(427)	3,114	(6)
Expenses related to listing and internalization	391	-	703	-	720
Expenses related to extinguishment of debt	276	-	-	-	-
Depreciation and amortization	25,788	25,778	23,688	19,591	15,007
Loss on disposition of property	-	-	-	-	-
Other non-cash losses	-	-	-	-	-
Funds from operations	30,736	30,905	18,586	17,044	6,204

Adjusted funds from operations (1):
Acquisition and transaction related	58	641	6,628	5,554	10,688
Amortization of below-market lease liabilities	(76)	(76)	(76)	(76)	(76)
Amortization of deferred financing costs	942	948	840	1,492	1,520
Straight-line rent	(1,881)	(1,961)	(2,011)	(1,725)	(1,483)
Equity based compensation	650	640	377	375	370
Adjusted funds from operations	$30,429	$31,097	$24,344	$22,664	$17,223

Weighted average shares, basic	159,165,544	163,712,513	176,740,000	173,087,000	110,777,070
Weighted average shares, fully diluted	159,225,091	163,712,513	178,272,300	174,591,200	112,277,520

Distributions paid (cash and shares)	$27,739	$33,714	$30,765	$28,000	$16,703
Distribution coverage from adjusted funds from operations	109.7%	92.2%	79.1%	80.9%	103.1%
Distributions paid in cash	$27,739	$24,125	$16,696	$15,270	$9,333

Per share data:
Funds from operations, basic	$0.193	$0.189	$0.105	$0.098	$0.056
Funds from operations, fully diluted	$0.193	$0.189	$0.104	$0.098	$0.055
Adjusted funds from operations, basic	$0.191	$0.190	$0.138	$0.131	$0.155
Adjusted funds from operations, fully diluted	$0.191	$0.190	$0.137	$0.130	$0.153

(1)	Adjustments are shown net of non-controlling interests where applicable.
(2)	See detail on page 11.

10

American Realty Capital Trust, Inc.

Adjusted First Quarter and Six Months Operating Detail

(in 000’s except share and per share data)

	Jan and Feb 2012	Mar 2012	Q1 2012	Adjustments (1)	Adjusted Q1 2012	Q2 2012	Six Months Ended June 30, 2012
Revenues:
Rental income	$29,386	$14,694	$44,080		$44,080	$44,110	$88,190
Operating expense reimbursement	1,023	511	1,534		1,534	1,538	3,072
Total revenues	30,409	15,205	45,614		45,614	45,648	91,262

Operating expenses:
Acquisition and transaction related	261	380	641	(641)	—	58	58
Property operating	1,793	896	2,689		2,689	1,993	4,682
Fees to affiliate	4,152	—	4,152	(4,152)	—	—	—
General and administrative	902	1,082	1,984	(599)	1,385	3,030	4,415
Equity based compensation	251	256	507	133	640	650	1,290
Depreciation and amortization	17,344	8,714	26,058		26,058	26,154	52,212
Listing and internalization	—	17,269	17,269	(17,269)	—	391	391
Total operating expenses	24,703	28,597	53,300		30,772	32,276	63,048
Operating income (loss)	5,706	(13,392)	(7,686)		14,842	13,372	28,214

Other income (expense):
Interest expense	(6,440)	(3,417)	(9,857)		(9,857)	(10,078)	(19,935)
Extinguishment of debt	—	(6,626)	(6,626)	6,626	—	(276)	(276)
Equity in income from unconsolidated joint venture	14	8	22		22	14	36
Other income, net	176	88	264		264	1,452	1,716
Unrealized losses on derivative instruments	—	(4,046)	(4,046)	4,520	474	(9)	465
Total other expense, net	(6,250)	(13,993)	(20,243)		(9,097)	(8,897)	(17,994)

Net loss	(544)	(27,385)	(27,929)		5,745	4,475	10,220
Net income attributable to noncontroling interests	(96)	(48)	(144)		(144)	(203)	(347)
Net income (loss) attributable to stockholders	(640)	(27,433)	(28,073)		5,601	4,272	9,873
Net income (loss) per share (2)					$0.034	$0.027	$0.061

Funds from operations:
Add: Non-cash mark-to-market adjustments	—	4,046	4,046		(474)	9	(465)
Add: Listing and internalization expenses	—	17,269	17,269		—	391	391
Add: Debt extinguishment expenses	—	6,626	6,626		—	276	276
Add: Depreciation and amortization	17,113	8,665	25,778		25,778	25,788	51,566
Funds from operations	16,473	9,173	25,646		30,905	30,736	61,641
Funds from operations per share (2)					$0.189	$0.193	$0.382

Adjusted funds from operations:
Add: Acquisition expenses	641	—	641		641	58	699
Less: Amortization of below-market leases	(51)	(25)	(76)		(76)	(76)	(152)
Add: Amortization of deferred financing costs	558	390	948		948	942	1,890
Less: Straight-line rent	(1,316)	(645)	(1,961)		(1,961)	(1,881)	(3,842)
Add: Equity based compensation	251	256	507		640	650	1,290
Adjusted funds from operations	$16,556	$9,149	$25,705		$31,097	$30,429	$61,526
Adjusted funds from operations per share (2)					$0.190	$0.191	$0.381

(1) Adjustments made for items related to the Listing and Internalization as well as to normalize periodic expenses.
(2) Based on 163,712,513 shares for the adjusted Q1 2012 calculation representing the estimated weighted average shares for the quarter beginning April 1, 2012 including the effect of the issuer Tender Offer.

11

American Realty Capital Trust, Inc.

2012 Actual to Guidance Comparison

(in 000’s except share and per share data)

					2012 Guidance (per share)
	Adjusted Q1 2012	Q2 2012	Adjusted Q1 2012 (1) Per Share	Q2 2012 Per Share	Low	High
Net income (loss) attributable to ARCT	$5,601	$4,272	$0.034	$0.027	$0.101	$0.121

Funds from operations
Add: Non-cash mark-to-market adjustments	(474)	9	(0.003)	0.000	(0.003)	(0.003)
Add: Listing and internalization expenses	—	391	—	0.002	0.002	0.002
Add: Debt extinguishment expenses	—	276	—	0.002	0.002	0.002
Add: Depreciation and amortization	25,778	25,788	0.157	0.162	0.653	0.653
Funds from operations	30,905	30,736	0.189	0.193	0.755	0.775
Increase over prior period		-0.5%		2.3%

Adjusted funds from operations
Add: Acquisition expenses	641	58	0.004	0.000	0.010	0.010
Less: Amortization of below-market leases	(76)	(76)	(0.000)	(0.000)	(0.002)	(0.002)
Add: Amortization of deferred financing costs	948	942	0.006	0.006	0.024	0.024
Less: Straight-line rent	(1,961)	(1,881)	(0.012)	(0.012)	(0.047)	(0.047)
Add: Equity based compensation	640	650	0.004	0.004	0.015	0.015
Adjusted funds from operations	$31,097	$30,429	$0.191	$0.191	$0.755	$0.775
Increase over prior period		-1.7%		1.0%

Weighted average shares outstanding, fully diluted	163,712,513	159,225,091

(1) Adjustments made for items related to the Listing and Internalization as well as to normalize periodic expenses. See detail on page 11.

12

American Realty Capital Trust, Inc.

2012 and 2013 Earnings Guidance Summary

	Original Guidance		Clarified, Updated and New Guidance
	12 Months Ending March 31, 2013		12 Months Ending December 31, 2012			12 Months Ending December 31, 2013
	Low	High	Low	High	Year End Run Rate (1)	Low	High	Year End Run Rate (1)
Net income (loss) attributable to ARCT	$0.144	$0.174	$0.101	$0.121	$0.129	$0.130	$0.160	$0.170

Funds from operations
Add: Non-cash mark-to-market adjustments	0.000	0.000	(0.003)	(0.003)	0.000	0.000	0.000	0.000
Add: Listing and internalization expenses	0.000	0.000	0.002	0.002	0.000	0.000	0.000	0.000
Add: Debt extinguishment expenses	0.000	0.000	0.002	0.002	0.000	0.000	0.000	0.000
Add: Depreciation and amortization	0.646	0.646	0.653	0.653	0.678	0.692	0.692	0.699
Funds from operations	0.790	0.820	0.755	0.775	0.807	0.822	0.852	0.869

Adjusted funds from operations
Add: Acquisition expenses	0.005	0.005	0.010	0.010	0.011	0.018	0.018	0.018
Less: Amortization of below-market leases	0.000	0.000	(0.002)	(0.002)	(0.002)	(0.002)	(0.002)	(0.002)
Add: Amortization of deferred financing costs	0.018	0.018	0.024	0.024	0.025	0.024	0.024	0.023
Less: Straight-line rent	(0.049)	(0.049)	(0.047)	(0.047)	(0.045)	(0.037)	(0.037)	(0.033)
Add: Equity based compensation	0.022	0.022	0.015	0.015	0.016	0.015	0.015	0.015
Adjusted funds from operations	$0.786	$0.816	$0.755	$0.775	$0.812	$0.840	$0.870	$0.890

(1) Represents annualized run-rate based on the mid-point of year-end projections

13

American Realty Capital Trust, Inc.

Dividend Summary

(in 000’s except per share data)

	Dividends Paid (1)			Dividends per share
Month	Cash (1)	DRIP	Total	(annualized)

Jun-12	$9,244	$-	$9,244	$0.70
May-12	9,244	-	9,244	0.70
Apr-12	9,244	-	9,244	0.70
Mar-12 (2)	12,661	-	12,661	0.70
Feb-12	5,731	4,787	10,518	0.70
Jan-12	5,733	4,802	10,535	0.70
2012 to date	51,857	9,589	61,446

Q4 2011	16,696	14,069	30,765	0.70
Q3 2011	15,270	12,730	28,000	0.70
Q2 2011	9,333	7,370	16,703	0.70
Q1 2011	6,225	4,904	11,129	0.70
Total 2011	47,524	39,073	86,597

Q4 2010	4,375	3,601	7,976	0.70
Q3 2010	3,096	2,584	5,680	0.70
Q2 2010	2,119	1,726	3,845	0.70
Q1 2010 (3)	1,821	1,407	3,228	0.67
Total 2010	11,411	9,318	20,729

Q4 2009	967	694	1,661	0.67
Q3 2009	526	358	884	0.67
Q2 2009	250	160	410	0.67
Q1 2009	145	75	220	0.67
Total 2009	1,888	1,287	3,175

Q4 2008	127	64	191	0.67
Q3 2008	111	63	174	0.67
Q2 2008	57	23	80	0.65
Q1 2008	-	-	-
Total 2008	295	150	445

(1) Excludes dividends paid on unvested restricted shares.

(2) Includes a partial period distribution for the period from Mar 1 to Mar 8 of $2.8 million.

(3) Includes a special distribution of $0.05 per share paid January 2010.

14

American Realty Capital Trust, Inc.

Financial and Operational Statistics and Ratios

		As of December 31,
	As of June 30, 2012	2011 and for the
	and for the Quarter	Quarter then
	then Ended	Ended

Debt to total capitalization	34.5%	27.8%
Net debt to total capitalization	34.0%	26.4%
Net debt to enterprise value	34.2%	26.8%
Annualized EBITDA	164,684	117,916
Net debt to annualized EBITDA	5.47	5.52
Annualized EBITDA / annualized interest expense	4.09	2.88
Annualized EBITDA / annualized fixed charges	3.91	2.64
Total debt / gross assets	41.3%	30.6%
Shares outstanding	158,576,630	177,963,413
Stock price at end of period	$10.92	$10.00
Market capitalization (equity capitalization) (in 000's)	$1,731,657	$1,779,634
Total capitalization (in 000's)	$2,644,338	$2,463,612
Enterprise value (in 000's)	$2,631,955	$2,430,283
High stock close price (1)	$11.15	NA
Low stock close price (1)	$10.10	NA

(1) Balance sheet amounts and ratios are presented as of the end of the period and the prior year December 31. Earnings ratios are for the full year ended 2011 and are annualized for 2012.

(2) High and low stock prices are from the Listing to the end of the period.

15

American Realty Capital Trust, Inc.

Debt Summary

(dollars in 000’s)

	2012	2013	2014	2015	2016	Thereafter	Total
Debt Maturities:
Mortgage notes payable	$842	$5,922	$33,031	$87,744	$239,868	$144,136	$511,543
Term loan (1)	-	-	-	-	-	200,000	200,000
Revolving line of credit (2)	-	-	201,138	-	-	-	201,138

Total	$842	$5,922	$234,169	$87,744	$239,868	$344,136	$912,681

	Percentage of Total Debt	Weighted Average Effective Interest Rate	Weighted Average Marurity (years)
Debt Summary:
Mortgage notes payable	56.0%	5.22%	4.9
Term loan(2)(3)	21.9%	2.62%	5.0
Weghted average		4.49%	4.9
Revolving line of credit(3)	22.0%	2.32%	2.4

	Cost Basis	Debt	LTV%
Secured Debt Summary:
Encumbered assets	$885,098	$511,543	58%
Unencumbered assets	1,238,587	-	0%
Total	$2,123,685	$511,543	24%

(1) $200 million interim term loan was refinanced with a 5-year term on July 2, 2012 and increased to $235 million, due June 2017. Excess proceeds after expenses of $33 million were used to partially repay the revolving line of credit.

(2) Due August 2014.

(3) Represents the rate at June 30, 2012. Loan is at a floating rate.

16

American Realty Capital Trust, Inc.

Mortgage Notes Payable

Lender	Maturity	Balance (000's)	Coupon Rate	Effective Rate	Payment terms (1)
ING Life and annuity	03/31/2016	$20,500	4.030%	4.086%	IO
Goldman Sachs	05/06/2016	11,500	4.188%	4.246%	IO
Ladder Capital Finance, LLC	03/06/2016	19,220	4.258%	4.317%	IO
Citigroup	09/06/2015	19,600	4.300%	4.360%	IO
Citigroup	07/09/2016	14,780	4.305%	4.365%	IO
Ladder Capital Finance, LLC	06/06/2016	5,632	4.368%	4.429%	IO
Citigroup	11/12/2020	24,700	4.450%	4.512%	IO thru 11/2015, then P&I
Wells Fargo Bank, NA	02/01/2016	24,300	4.490%	4.552%	IO
Citigroup	10/06/2015	3,900	4.500%	4.563%	IO
TD Bank	09/16/2013	4,217	4.580%	4.644%	P+I
Ladder Capital Finance, LLC	04/06/2016	28,710	4.592%	4.656%	IO
Ladder Capital Finance, LLC	05/06/2016	17,590	4.663%	4.728%	IO
Citigroup	11/06/2020	28,200	4.850%	4.917%	IO thru 10/2015, then P&I
Wells Fargo Bank, NA	04/01/2016	51,600	4.860%	4.928%	IO
Ladder Capital Finance, LLC	05/06/2016	11,350	4.863%	4.931%	IO
Ladder Capital Finance, LLC	07/06/2015	10,800	5.250%	5.323%	IO
Ladder Capital Finance, LLC	12/05/2015	12,450	5.250%	5.323%	IO
JP Morgan	06/01/2021	9,250	5.260%	5.333%	IO
John Hancock	07/01/2021	15,000	5.390%	5.465%	IO thru 7/2016, then P&I
Ladder Capital Finance, LLC	05/11/2015	15,000	5.490%	5.566%	IO
Midfirst Bank	06/01/2018	14,960	5.500%	5.500%	P&I
Ladder Capital Finance, LLC	09/06/2015	6,550	5.500%	5.576%	IO
Citigroup	03/06/2021	13,800	5.580%	5.658%	IO
U.S. Bank, NA	10/06/2015	10,380	5.612%	5.690%	P&I
Ladder Capital Finance, LLC	01/06/2016	22,900	5.780%	5.860%	IO
Citigroup	07/06/2015	12,150	5.950%	6.033%	IO
Wells Fargo Bank, NA	09/01/2037	6,965	6.202%	6.288%	I
North American Savings	08/01/2019	1,550	6.550%	6.641%	I
Ladder Capital Finance, LLC	12/11/2014	32,190	6.552%	6.643%	P+I
Ladder Capital Finance, LLC	02/11/2015	5,940	6.625%	6.717%	P+I
Capmark	09/07/2017	12,808	6.875%	6.970%	IO thru 9/2013, then P&I
National Integrity Life	10/05/2019	23,051	6.875%	6.970%	P+I
		$511,543	5.161%	5.220%

(1) IO means interest only is due monthy with the principal due at maturity, P&I means both principal and interest are due monthly.

17

American Realty Capital Trust, Inc.

Summary of Debt Covenants

The following is a summary of key financial covenants for the Company’s revolving line of credit with RBS Citizens N.A. and a term loan with Wells Fargo Bank, N.A. as defined and calculated per the terms of the agreements. These calculations, which are not based on U.S. generally accepted accounting principles measurements, are presented to investors to show our ability to incur additional debt only and are not measures or our liquidity or performance.

Key covenants	Required	Q2 2012	Q1 2012

Maximum Leverage Ratio	≤ 60%	44%	35%
Maximim Recourse Indebtedness	< Total Asset Value x 10%	Limit = $209MM/Actual = $0	Limit = $193MM/Actual = $0
Minimum Fixed Charge Ratio	≥ 1.5x	4.2x	3.7x
Minimum Borrowing Base Debt Service Coverage Ratio	≥ 1.6x	2.4x	Limit = $39MM/Actual = $0
Secured Leverage Ratio	< 50%	24%	35%
Borrowing Base Asset Value Ratio	≥ 1.6x	2.6x	Limit = $766MM/Actual = $0
Minimum Tangible Net Worth	≥ 900 MM	$1,178MM	$1,248MM

18

American Realty Capital Trust, Inc.

Portfolio Profile

June 30, 2012

Base purchase price of properties acquired	$2,123,685
Number of properties	486
Square footage	15,596,881
Number of states (including Puerto Rico)	44
Number of tenants	62
Number of tenant industries	20
Average remaining lease term (in years)	13.0
Occupancy	100.0%
Investment grade tenants (based in rental income) (3)	74.6%
Average capitalization rate (annualized rental income/purchase price)	8.16%
Top three tenants percentage of total annualized rent	33.4%
Top ten tenants percentage of total annualized rent	53.9%

Acquisitions YTD:
Number of properties (1)	4
Square footage of acquisitons	82,154
Cost of acquisitions (000's)	$12,947
Average capitalization rate of acquisitions	8.55%

Same Store Analysis(2):
Same store cash rent Q2 2012 (000's)	$24,653
Same store cash rent Q2 2011 (000's)	$24,294
Change in cash rent (3)	1.5%

(1) An addition to the four properties acquired, the company acquired an expansion space of a property in its existing portfolio.

(2) Note that the Company has had no tenant turnover, lease renegotiations or vacancy since its inception.

(3) Leases contain contractual rental increases on varing schedules. Increases in comparative periods may not be indicative of increases to be expected over a period of time.

Average annual rental increases are approximately 1% annually for all leases over the entire lease terms.

19

American Realty Capital Trust, Inc.

Lease Expirations

Year of Expiration	Number of Leases Expiring	Average Annual Rent (in 000's)	% of Portfolio Average Annual Rent Expiring	Leased Rentable Square Feet	% of Portfolio Rentable Square Feet Expiring
2012	-	$-	0.0%	-	0.0%
2013	-	-	0.0%	-	0.0%
2014	2	160	0.1%	9,841	0.1%
2015	-	-	0.0%	-	0.0%
2016	3	482	0.2%	27,675	0.3%
2017	1	179	0.1%	12,613	0.1%
2018	67	11,180	6.5%	997,148	6.4%
2019	14	7,765	4.5%	1,123,013	7.2%
2020	14	8,845	5.1%	1,253,713	8.0%
2021	23	19,543	11.3%	3,029,841	19.4%
Total	124	$48,154	27.7%	6,453,844	41.5%

20

American Realty Capital Trust, Inc.

Tenant Diversification

			Square Feet as a	Average			Average Annual
	Number of		% of Total	Remaining		Average Annual	Rent as a % of
Tenant	Properties	Square Feet	Portfolio	Lease Term (1)	Industry	Rent (in 000's)	Total Portfolio
FedEx	23	2,152,969	13.8%	9.7	Freight	29,087	16.8%
Walgreen's	42	574,108	3.7%	20.4	Pharmacy	17,332	10.0%
CVS	32	420,565	2.7%	20.2	Pharmacy	11,454	6.6%
GSA	14	418,926	2.7%	10.3	Government Services	7,940	4.6%
Dollar General	71	652,777	4.2%	13.7	Discount Retail	5,997	3.5%
Bridgestone Firestone	23	341,500	2.2%	11.8	Auto Services	5,421	3.1%
Express Scripts	2	416,141	2.7%	6.9	Healthcare	4,623	2.7%
Payless Shoe Source	1	801,651	5.1%	13.4	Specialty Retail	4,211	2.4%
PetSmart	1	1,000,375	6.4%	10.0	Specialty Retail	3,672	2.1%
PNC Bank	50	272,599	1.7%	11.5	Retail Banking	3,560	2.1%
I HOP	22	101,431	0.7%	13.7	Restaurant	3,541	2.0%
Whirlpool	2	1,450,350	9.3%	9.1	Manufacturing	3,342	1.9%
Reliant Healthcare	1	65,141	0.4%	18.3	Healthcare	3,322	1.9%
3M	1	650,760	4.2%	8.8	Consumer Products	3,294	1.9%
Tractor Supply Co.	12	232,227	1.5%	12.3	Specialty Retail	3,221	1.9%
First Niagara Bank	15	177,774	1.1%	10.5	Retail Banking	3,161	1.8%
Home Depot	2	573,565	3.7%	16.6	Home Maintenance	2,813	1.6%
Royal Ahold	2	116,865	0.7%	10.7	Supermarket	2,780	1.6%
Reckitt Benckiser	1	574,106	3.7%	9.6	Consumer Products	2,668	1.5%
Rockland Trust	18	121,057	0.8%	9.1	Retail Banking	2,530	1.5%
Texas Instruments	1	125,000	0.8%	8.4	Technology	2,522	1.5%
Brown Shoe Co.	1	351,723	2.3%	18.1	Specialty Retail	2,358	1.4%
Kum & Go	16	75,318	0.5%	15.6	Gas/Convenience	2,349	1.4%
Bojangles	13	47,865	0.3%	10.9	Restaurant	2,193	1.3%
Aaron's	18	214,739	1.4%	10.3	Specialty Retail	2,184	1.3%
DaVita Dialysis	8	66,851	0.4%	9.1	Healthcare	1,942	1.1%
Citi group	1	64,036	0.4%	13.3	Financial Services	1,910	1.1%
Wal-Mart	2	335,367	2.2%	6.7	Discount Retail	1,898	1.1%
Renal Advantage	9	74,457	0.5%	11.0	Healthcare	1,834	1.1%
General Electric	1	484,348	3.1%	6.8	Manufacturing	1,806	1.0%
Lowe's	2	276,590	1.8%	11.4	Home Maintenance	1,774	1.0%
Jack in the Box	11	27,228	0.2%	17.8	Restaurant	1,673	1.0%
ConAgra	1	65,000	0.4%	13.1	Consumer Goods	1,648	1.0%
Sea l y	1	257,000	1.6%	11.4	Manufacturing	1,606	0.9%
Rite Aid	6	74,919	0.5%	11.0	Pharmacy	1,447	0.8%
Wrangler	1	316,800	2.0%	8.5	Manufacturing	1,417	0.8%
Kohl's	2	152,658	1.0%	16.1	Discount Retail	1,208	0.7%

(continued)

21

American Realty Capital Trust, Inc.

Tenant Diversification

(Continued)

Tenant	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Remaining Lease Term (1)	Industry	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Wawa	2	12,433	0.1%	14.9	Gas/Convenience	1,205	0.7%
Fresenius	2	140,000	0.9%	10.1	Healthcare	1,159	0.7%
Pep Boys	3	60,140	0.4%	11.1	Auto Services	1,124	0.6%
Lockheed Martin	1	102,466	0.7%	7.5	Aerospace	1,050	0.6%
Verizon	1	40,000	0.3%	9.4	Telecommunications	1,042	0.6%
Auto Zone	5	35,696	0.2%	14.0	Auto Retail	960	0.6%
Coats & Clark	1	401,512	2.6%	8.5	Manufacturing	937	0.5%
Advance Auto	8	52,129	0.3%	11.2	Auto Retail	932	0.5%
Jared Jewelry	4	25,691	0.2%	15.6	Specialty Retail	888	0.5%
O'Reilly Auto	5	41,814	0.3%	10.0	Auto Retail	883	0.5%
Dillons	2	120,309	0.8%	8.3	Supermarket	877	0.5%
Sam's Club	1	141,583	0.9%	13.2	Discount Retail	851	0.5%
Saint Joseph's Mercy Med.	3	46,706	0.3%	11.7	Healthcare	766	0.4%
Trader Joe's	1	31,920	0.2%	9.5	Supermarket	675	0.4%
Danfoss	1	99,823	0.6%	9.3	Manufacturing	657	0.4%
Chase Bank	2	8,030	0.1%	24.8	Retail Banking	604	0.3%
Fifth Third Bank	2	8,252	0.1%	15.7	Retail Banking	520	0.3%
National Tire & Battery	3	33,920	0.2%	13.3	Auto Services	483	0.3%
7-Eleven	2	6,014	0.0%	8.4	Gas/Convenience	402	0.2%
Citizens Bank	2	14,307	0.1%	6.6	Retail Banking	347	0.2%
BB&T Bank	1	3,635	0.0%	7.5	Retail Banking	298	0.2%
QuickTrip	1	4,555	0.0%	11.7	Gas/Convenience	291	0.2%
Mrs Baird's	2	30,120	0.2%	7.2	Consumer Goods	265	0.2%
Provident Bank	1	2,950	0.0%	21.6	Retail Banking	237	0.1%
Family Dollar	1	8,090	0.1%	10.0	Discount Retail	66	0.0%

Total	486	15,596,881	100.0%	13.0		$173,257	100.0%

(1) Remaining lease term in years as of June 30, 2012.

22

American Realty Capital Trust, Inc.

Tenant Industry Diversification

Industry	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
Pharmacy	80	1,069,592	6.9%	$30,233	17.4%
Freight	23	2,152,969	13.8%	29,087	16.9%
Specialty Retail	37	2,626,406	16.7%	16,534	9.5%
Healthcare	25	809,296	5.2%	13,646	7.9%
Retail Banking	91	608,604	3.9%	11,257	6.5%
Discount Retail	77	1,290,475	8.3%	10,025	5.8%
Manufacturing	7	3,009,833	19.3%	9,765	5.6%
Restaurant	46	176,524	1.1%	7,407	4.3%
Government Services	14	418,926	2.7%	7,940	4.6%
Auto Services	29	435,560	2.8%	7,028	4.1%
Consumer Products	2	1,224,866	7.9%	5,962	3.4%
Home Maintenance	4	850,155	5.5%	4,587	2.6%
Supermarket	5	269,094	1.7%	4,332	2.5%
Gas/Convenience	21	98,320	0.6%	4,247	2.5%
Auto Retail	18	129,639	0.8%	2,775	1.6%
Technology	1	125,000	0.8%	2,522	1.5%
Consumer Goods	3	95,120	0.6%	1,913	1.1%
Financial Services	1	64,036	0.4%	1,910	1.1%
Aerospace	1	102,466	0.7%	1,050	0.6%
Telecommunications	1	40,000	0.3%	1,042	0.6%

Total	486	15,596,881	100.0%	$173,262	100.0%

23

American Realty Capital Trust, Inc.

Property Geographic Diversification

State/Possesion	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Average Annual Rent (in 000's)	Average Annual Rent as a % of Total Portfolio
New York	33	1,046,461	6.7%	20,872	12.0%
Texas	39	1,000,987	6.4%	16,096	9.3%
Ohio	24	1,996,597	12.8%	12,427	7.2%
Illinois	20	1,948,422	12.5%	11,583	6.7%
Missouri	27	667,634	4.3%	9,422	5.4%
California	10	727,032	4.7%	9,118	5.3%
Pennsylvania	42	610,190	3.9%	8,899	5.1%
Georgia	22	968,356	6.2%	7,755	4.5%
Arizona	5	368,773	2.4%	5,334	3.1%
Kentucky	9	322,254	2.1%	5,143	3.0%
Michigan	26	437,277	2.8%	4,824	2.8%
Florida	18	184,064	1.2%	4,607	2.7%
Maryland	2	165,502	1.1%	4,137	2.4%
Kansas	9	636,671	4.1%	4,046	2.3%
South Carolina	12	158,348	1.0%	3,927	2.3%
North Carolina	14	119,216	0.8%	3,217	1.9%
Louisiana	21	191,274	1.2%	2,856	1.6%
Utah	2	578,286	3.7%	2,855	1.6%
New Jersey	33	181,753	1.2%	2,757	1.6%
Massachusetts	19	127,214	0.8%	2,738	1.6%
Iowa	7	801,572	5.1%	2,709	1.6%
Arkansas	6	397,520	2.5%	2,629	1.5%
Nebraska	4	157,286	1.0%	2,528	1.5%
Alabama	16	158,371	1.0%	2,395	1.4%
Tennessee	8	213,262	1.4%	2,370	1.4%
Wisconsin	2	492,212	3.2%	2,033	1.2%
West Virginia	4	138,400	0.9%	1,842	1.1%
Virginia	6	51,513	0.3%	1,695	1.0%
Minnesota	4	117,675	0.8%	1,524	0.9%
Oklahoma	7	70,067	0.4%	1,434	0.8%
Indiana	4	50,908	0.3%	1,394	0.8%
Mississippi	6	59,559	0.4%	1,172	0.7%
Colorado	4	88,987	0.6%	1,061	0.6%
Maine	2	45,145	0.3%	1,013	0.6%
Puerto Rico	4	28,880	0.2%	859	0.5%
Washington	2	79,021	0.5%	724	0.4%
Nevada	2	32,335	0.2%	637	0.4%
New Hampshire	1	45,968	0.3%	596	0.3%
Idaho	2	16,788	0.1%	448	0.3%
Oregon	3	10,678	0.1%	388	0.2%
Connecticut	1	19,097	0.1%	354	0.2%
New Mexico	2	12,154	0.1%	316	0.2%
South Dakota	1	43,762	0.3%	296	0.2%
North Dakota	1	29,410	0.2%	232	0.1%

Total	486	15,596,881	100.0%	$173,262	100.0%

24

American Realty Capital Trust, Inc.

Property Age

	Type of Property
	Distribution	Office	Retail	Total
		(Square feet)
Age:
0 - 5 yrs.	6,206,450	940,045	2,791,668	9,938,163
6 - 10 yrs.	2,469,503	176,079	599,408	3,244,990
11 - 39 yrs.	331,920	281,621	1,602,946	2,216,487
Historic (1)	-	-	197,241	197,241
	9,007,873	1,397,745	5,191,263	15,596,881

(1) Historic properties are properties that are 40 years or older and are primarily comprised of certain retail bank branches where the tenant has maintained certain features of the historic nature of the building.

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American Realty Capital Trust, Inc.

Definitions

Average annual rent is rental income under our leases reflecting straight-line rent adjustments associated with contractual rent increases in the leases as required by GAAP, as further adjusted to reflect the effect of (i) tenant concessions and abatements such as free rent, (ii) in respect of our modified gross leased properties, the effect of operating expense reimbursement revenue less property operating expenses, and (iii) with respect to our properties that are subject to ground leases, the effect of ground lease payments.

Creditworthy tenants are as determined by us based on our own assessment of the tenant’s financial condition based on out underwriting criteria.

 Funds from operations and adjusted funds from operations (FFO/AFFO)- the Company considers funds from operations, or FFO, and FFO, as adjusted to exclude acquisition-related fees and expenses, amortization of above-market lease assets and liabilities, amortization of deferred financing costs, straight-line rent, non-cash mark-to-market adjustments, amortization of restricted stock, non-cash compensation and non-recurring gains and losses, or AFFO, useful indicators of the performance of a REIT. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs in our peer group. ARCT also adds back to net income, which is used in deriving FFO, certain costs associated with the Listing, Internalization and mortgage prepayments as these expenses and losses do not properly reflect our operation performance. Accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.

Additionally, the Company believes that AFFO, by excluding acquisition-related fees and expenses, amortization of above-market lease assets and liabilities, amortization of deferred financing costs, straight-line rent, non-cash mark-to-market adjustments, amortization of restricted stock, non-cash compensation and non-recurring gains and losses, provides information consistent with management's analysis of the operating performance of the properties. By providing AFFO, ARCT believes it is presenting useful information that assists investors and analysts to better assess the sustainability of our operating performance. Further, ARCT believes AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies, including exchange-traded and non-traded REITs.

As a result, the Company believes that the use of FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities.

Internalization-On March 1, 2012, the Company became a self-administered REIT managed full-time by the same management team that built the Company.

Investment grade- a determination made by major credit rating agencies.

Listing-On March 1, 2012, the Company listed its common stock on The NASDAQ Global Select Market under the symbol “ARCT”

Tender Offer-The Company offered to purchase up to $220.0 million in shares of common stock from its shareholders, pursuant to a modified "Dutch Auction" cash tender offer. The tender offer was completed on April 4, 2012 when the Company purchased 21.0 million shares at 10.50 per share.

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